Supplemental Agreement No. 90

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of December 5, 2014, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft and 737-8H4 aircraft; and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by revising the scheduled delivery month of two (2) Option Aircraft from January 2016 to July 2016 and August 2016 (collectively, Option Positions), and

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by revising certain letter agreements set forth below to make administrative corrections;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows.

1.The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

[Remainder of page intentionally left blank.]
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-90-1

2.
Letter Agreement number SWA-PA-1810-LA-1105884 titled “Option Aircraft” is deleted in its entirety and a new Letter Agreement number SWA-PA-1810-LA-1105884R1 is attached hereto and incorporated into the Purchase Agreement by this reference. The new Letter Agreement:

i) reflects revised delivery months of July 2016 and August 2016 for the Option Positions in a new Attachment B (identified in the footer by “SA-90”); and
ii) corrects the Article 6 reference to paragraph 3.2 to be a reference to paragraph 4.2.

3.Letter Agreement number SWA-PA-1810-LA-1105885R2 titled *** is deleted in its entirety and a new Letter Agreement number SWA-PA-1810-LA-1105885R3 is attached hereto and incorporated into the Purchase Agreement by this reference. The new Letter Agreement corrects the:

i) Article 2 reference regarding paragraphs 1.1 and 1.9 to be a reference to paragraphs 1.1 through 1.9; and
ii) formatting of provisions related to the *** which is now Article 3.

4.
Letter Agreement number SWA-PA-1810-LA-1003490R2 titled *** is deleted in its entirety and a new Letter Agreement number SWA-PA-1810-LA-1003490R3 is attached hereto and incorporated into the Purchase Agreement by this reference. The new Letter Agreement corrects the Article 2 reference regarding paragraphs 1.1 and 1.8 to be a reference to paragraphs 1.1 through 1.8.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jon W. Lewis	By: /s/ Chris Monroe
Jon W. Lewis	Chris Monroe
(Printed Name)	(Printed Name)
Its: Attorney-In-Fact	Its: VP, Treasurer

P.A. No. 1810	SA-90-2

Page	SA
Number	Number

ARTICLES

1.	Subject Matter of Sale……………………………	1-1	SA-82

2.	Delivery, Title and Risk
	of Loss……………………………………………	2-1	SA-28

3.	Price of Aircraft………………………………….	3‑1	SA-82

4.	Taxes…………………………………………….	4-1

5.	Payment…………………………………………	5‑1

6.	Excusable Delay…………………………………	6‑1

7.	Changes to the Detail
	Specification…………………………………….	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License…………………	8-1

9.	Representatives, Inspection,
	Flights and Test Data……………………………	9-1

10.	Assignment, Resale or Lease……………………	10‑1

11.	Termination for Certain Events…………………	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance……………………………………	12-1

13.	Buyer Furnished Equipment and
	Spare Parts………………………………………	13-1

14.	Contractual Notices and Requests………………	14‑1

15.	Miscellaneous……………………………………	15‑1

P.A. No. 1810	i
K/SWA		SA-90

SA
Number

TABLE

1a	Aircraft Information Table – Block 700LUV Aircraft	SA-85

1b	Aircraft Information Table – Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table – Block 800LUV Aircraft	SA-89
(non-ETOPS Configuration)

EXHIBITS

A-5	Aircraft Configuration – Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration – Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A – 737-7H4 Aircraft (through 2012)
	Attachment B – 737-8H4 Aircraft (2012-2018)	SA-87

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-90

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential Information	SA-75

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R3	***	SA-85
	Attachment A	SA-89

SWA-PA-1810-LA-1003498R1	***	SA-75

SWA-PA-1810-LA-1003490R3	***	SA-90

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884R1	Option Aircraft	SA-90
	Attachment A – Model 737-7H4 Aircraft	SA-90
	Attachment B – Option Aircraft Information Table	SA-90

SWA-PA-1810-LA-1105885R3	***	SA-90

SWA-PA-1810-LA-1105886R1	***	SA-82

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888R4	***	SA-85

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-01810/03729-LA-1301169	***	SA-83

SWA-PA-1810-LA-1303010	***	SA-85

P.A. No. 1810	iii
K/SWA		SA-90

ADDITIONAL LETTERS (FOR REFERENCE) – INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer – Enhanced Ground Proximity
Warning System (EGPWS) – Activiation – Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1999 Base Price)	SA-13	Inactive
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

P.A. No. 1810	iv
K/SWA		SA-90

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive

P.A. No. 1810	v
K/SWA		SA-90

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive

P.A. No. 1810	vi
K/SWA		SA-90

The Boeing Company XI
P. O. Box 3707 xxxxx
Seattle, WA 98124-2207

SWA-PA-1810-LA-1105884R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	Option Aircraft

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737‑7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) the additional Model 737‑7H4 aircraft as described in paragraph 1 of Attachment A hereto and listed in Attachment B hereto (Option Aircraft).

1.    Delivery of Option Aircraft.

The Option Aircraft will be delivered to Buyer during or before the months set forth in Attachment B to this Letter Agreement.

2.    Price.

2.1    The advance payment base prices of the Option Aircraft are set forth in Attachment B to this Agreement. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A to this Letter Agreement.

2.2    The Advance Payment Base Prices of the Option Aircraft identified in Attachment B to this Letter Agreement do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Option Aircraft (expressed in 2011 STE dollars). Attachment B to this Letter Agreement lists the Advance Payment Base Price per Option Aircraft.

2.3    The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

SA-90
BOEING PROPRIETARY

3.    Option Aircraft Payment.

3.1    In consideration of the granting of the Options as set forth herein, on the date of execution of this Letter Agreement, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in the definitive agreement for such Option Aircraft. In the event that Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 4 herein.

3.2    Unless otherwise agreed by the parties, advance payments in the amount of *** of the advance payment base price will be payable on the Option Aircraft in accordance with Attachment B of this Letter Agreement. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

4.    Option Exercise.

4.1    To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before eighteen (18) months prior to the first day of the delivery month of each Option Aircraft.

4.2    It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.

5.    Contract Terms.

It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 4 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then‑current standard form of purchase agreement for the sale of Model 737‑700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may,

SWA-PA-1810-LA-1105884R1	Page 2
Option Aircraft	SA-90
BOEING PROPRIETARY

exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

6.    Termination of Option to Purchase.

Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

(i)    termination of the purchase of the Aircraft under the Agreement for any reason;

(ii)    payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 3.1 herein;

(iii)    exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

***

[Signature page follows.]

[Remainder of page intentionally left blank.]

SWA-PA-1810-LA-1105884R1	Page 3
Option Aircraft	SA-90
BOEING PROPRIETARY

7.    Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6‑1162‑RLL‑934, as amended.

Very truly yours,

THE BOEING COMPANY

By     /s/ Jon W. Lewis

Its     Attorney-In-Fact

ACCEPTED AND AGREED TO this

date: December 5    , 2014

Southwest Airlines Co.

By     /s/ Chris Monroe

Its     VP, Treasurer

Attachments

SWA-PA-1810-LA-1105884R1	Page 4
Option Aircraft	SA-90
BOEING PROPRIETARY

Attachment A to
SWA-PA-1810-LA-1105884R1

Model 737‑7H4 Aircraft

1.    Option Aircraft Description and Changes.

1.1    Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D019A001SWA37P-1 Rev New, Dated September 23, 2010.

1.2    Changes. The Detail Specification will be revised to include:

(1)    Changes applicable to the basic Model 737‑700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

(2)    Changes mutually agreed upon.

(3)    Changes required to obtain a Standard Certificate of Airworthiness.

(4)    To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

(i)    to adjust the scheduled delivery of the Option Aircraft to a later time period and,

(ii)    to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

1.3    Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.
2.    Price Description.

2.1    Price Elements Per Aircraft. The Aircraft Basic Price detailed in Attachment B to this Letter Agreement is added to the estimated Economic Price Adjustment to determine the Advance Payment Base Price of the Option Aircraft (also listed in Attachment B of this Letter Agreement).

2.2    ***

P.A. No. 1810	SA-90

Attachment A to
SWA-PA-1810-LA-1105884R1

P.A. No. 1810	SA-90

Attachment B to
Letter Agreement No. SWA-PA-1810-LA-1105884R1
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	154500 pounds	Detail Specification:	D019A001SWA37P-1 Rev New
Engine Model/Thrust:	CFM56-7B24	24000 pounds	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:		***
Sub-Total of Aircraft Base Price and Features:		***	Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	***	***	***	***
Jun-2016	1	***	***	***	***	***	***
Jul-2016	2	***	***	***	***	***	***
Aug-2016	2	***	***	***	***	***	***
Sep-2016	1	***	***	***	***	***	***
Oct-2016	1	***	***	***	***	***	***
Nov-2016	1	***	***	***	***	***	***
Nov-2016	1	***	***	***	***	***	***
Dec-2016	1	***	***	***	***	***	***
Dec-2016	2	***	***	***	***	***	***
Jan-2017	2	***	***	***	***	***	***
Feb-2017	1	***	***	***	***	***	***
Mar-2017	2	***	***	***	***	***	***
Apr-2017	2	***	***	***	***	***	***

SA 90
SWA-PA-01810-LA-1105884R1 (58928-1O.TXT)	Boeing Proprietary	Page 1

Attachment B to
Letter Agreement No. SWA-PA-1810-LA-1105884R1
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	***	***	***	***
May-2017	2	***	***	***	***	***	***
Jun-2017	1	***	***	***	***	***	***
Dec-2017	2	***	***	***	***	***	***
Jan-2018	1	***	***	***	***	***	***
Feb-2018	2	***	***	***	***	***	***
Mar-2018	1	***	***	***	***	***	***
Apr-2018	1	***	***	***	***	***	***
May-2018	2	***	***	***	***	***	***
Jun-2018	2	***	***	***	***	***	***
Jul-2018	1	***	***	***	***	***	***
Aug-2018	2	***	***	***	***	***	***
Total:	36

SA 90
SWA-PA-01810-LA-1105884R1 (58928-1O.TXT)	Boeing Proprietary	Page 2

The Boeing Company XI
P. O. Box 3707 xxxxx
Seattle, WA 98124-2207

SWA-PA-1810-LA-1105885R3

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the Block 700LUV Aircraft identified in Table 1a of the Purchase Agreement (Block 700LUV Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

SWA-PA-1810-LA-1105885R3	Page 1
***	SA-90
BOEING PROPRIETARY

2.	***

SWA-PA-1810-LA-1105885R3	Page 2
***	SA-90
BOEING PROPRIETARY

3.	***

4.	***

5.	***

6.	Assignment.

Unless otherwise noted herein, *** This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

SWA-PA-1810-LA-1105885R3	Page 3
***	SA-90
BOEING PROPRIETARY

7.	Confidentiality.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY
By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 5 , 2014

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	VP, Treasurer

SWA-PA-1810-LA-1105885R3	Page 4
***	SA-90
BOEING PROPRIETARY

The Boeing Company XI
P. O. Box 3707 xxxxx
Seattle, WA 98124-2207

SWA-PA-1810-LA-1003490R3

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the Block 800LUV Aircraft identified in Tables 1b and 1c of the Purchase Agreement (Block 800LUV Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

SWA-PA-1810-LA-1003490R3	Page 1
***	SA-90
BOEING PROPRIETARY

2.	***

3.	***

SWA-PA-1810-LA-1003490R3	Page 2
***	SA-90
BOEING PROPRIETARY

4.	Assignment.

Unless otherwise noted herein, *** described in this Letter Agreement are provided *** in consideration of Buyer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.	Confidentiality.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 5, 2014

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	VP, Treasurer

SWA-PA-1810-LA-1003490R3	Page 3
***	SA-90
BOEING PROPRIETARY